UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2011

SILVERADO GOLD MINES LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-12132	98-0045034
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5455-152nd Street, Suite 308, Surrey, British Columbia	V3S 5A5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 665-4646

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On July 26, 2011, we issued a clarification and retraction press release with respect to information provided in our press release of January 11, 2011 related to the release of a report summarizing certain information gathered on our Nolan Creek Gold and antimony mine and the subsequent revision of the Nolan Creek report.

Item 9.01	Financial Statements and Exhibits

99.1	Clarification and Retraction Release dated July 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERADO GOLD MINES LTD.

/s/ Gary Anselmo
Garry Anselmo
Chairman of the Board, President and
Chief Executive Officer

July 26, 2011